UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2005

REMEC, INC.

(Exact name of registrant as specified in its charter)

1-16541

(Commission File Number)

California	95-3814301
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices, with zip code)

(858) 505-3713

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement.

On Sunday, March 13, 2005, REMEC, Inc. (“REMEC”) entered into a definitive agreement with Powerwave Technologies, Inc. (“Powerwave”) to sell selected assets and liabilities of REMEC’s Wireless Systems business to Powerwave for 10 million shares of Powerwave common stock and $40 million in cash. Pursuant to an Asset Purchase Agreement (the “Agreement”) between REMEC and Powerwave, REMEC will sell certain RF conditioning products, filters, tower-mounted amplifiers and RF power amplifiers, as well as its manufacturing facilities in Costa Rica, China and the Philippines. Based on Powerwave’s closing price on Friday, March 11, 2005, the transaction value is approximately $118 million. The Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference in its entirety.

A press release describing the transactions under the Agreement was issued on March 14, 2005 and is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Additional Information

The completion of the asset sale is subject to approval by REMEC’s shareholders and customary closing conditions, including regulatory approval. REMEC plans to mail a Proxy Statement to the holders of its common stock containing information about the asset sale. Investors and security holders are urged to read the Proxy Statement carefully when it is available. The Proxy Statement will contain important information about REMEC, Powerwave, the asset sale and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the U.S. Securities and Exchange Commission at www.sec.gov.

REMEC, its directors, executive officers and certain members of management and employees may participate in the solicitation of proxies from REMEC’s shareholders in favor of the proposed asset sale. A description of any interests, by security holdings or otherwise, that the participants in the solicitation have in the asset sale will be available in the Proxy Statement.

Forward-Looking Statements

Statements in the press release attached hereto that are not historical are forward-looking statements, which involve known and unknown risks and uncertainties. Actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including, general and industry economic conditions, competition, development factors, operating costs and other risks and uncertainties that are detailed from time to time in REMEC’s filings with the Securities and Exchange Commission.

Item 9.01	Exhibits.

(c) Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description
2.1	Asset Purchase Agreement between REMEC, Inc. and Powerwave Technologies, Inc. dated March 13, 2005

99.1	Press Release dated March 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date: March 15, 2005	By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement between REMEC, Inc. and Powerwave Technologies, Inc. dated March 13, 2005

99.1	Press Release dated March 14, 2005